Debt - credit facility	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt - credit facility
Debt-credit facility
We maintain a €50.0 million uncommitted credit facility with an interest rate of LIBOR, floored at zero, plus 1% per annum, which is guaranteed by Expedia Group, that may be terminated at any time by the lender. As of December 31, 2017 and 2018, we had no borrowings outstanding on the consolidated balance sheet.